MORGAN STANLEY VARIABLE LIFE

NORTHBROOK LIFE INSURANCE COMPANY
300 N. MILWAUKEE AVENUE
VERNON HILLS, IL 60061
TELEPHONE NUMBER: (800) 654-2397                   PROSPECTUS DATED MAY 1, 2002
 -------------------------------------------------------------------------------
This prospectus describes the "MORGAN STANLEY VARIABLE LIFE," a modified single premium variable life insurance contract ("CONTRACT") offered by Northbrook Life Insurance Company ("we" or the "Company") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The minimum initial premium the Company will accept is $10,000. We allocate premiums to Northbrook Life Variable Life Separate Account A ("VARIABLE ACCOUNT"). The Variable Account invests exclusively in shares of the following mutual funds ("FUNDS"):

..THE MORGAN STANLEY VARIABLE             . VAN KAMPEN LIFE INVESTMENT TRUST
  INVESTMENT SERIES (CLASS X SHARES)

..THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC.


The Funds have, in the aggregate, twenty-one different investment portfolios ("PORTFOLIOS") among which you can choose to allocate your premiums. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of Funds and/or Portfolios. There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which you have allocated premiums. You will bear the investment risk for all amounts so allocated. The Contract continues in effect so long as Cash Surrender Value is sufficient to pay its monthly charges ("MONTHLY DEDUCTION AMOUNT"). The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("DEATH BENEFIT") payable under a Contract may be greater than the Initial Death Benefit. However, so long as the Contract continues in effect and if no withdrawals or loans are made, the Death Benefit will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which you have allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "FEDERAL TAX MATTERS," page 22. You will be taxed on any loan, distribution or other amount you receive from a modified endowment contract during the life of the Insured to the extent of any accumulated income in the Contract. Any amounts that are taxable distributions will be subject to a 10% penalty, with certain exceptions.

It may not be to your advantage to purchase variable life insurance either as a replacement for your current life insurance or if you already own a variable life insurance contract.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
  IMPORTANT     HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
   NOTICES      ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                  1 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
SPECIAL TERMS                                                            3
--------------------------------------------------------------------------------
SUMMARY                                                                  5
--------------------------------------------------------------------------------
CONTRACT CHARGES AND DEDUCTIONS                                          7
--------------------------------------------------------------------------------
THE COMPANY                                                             10
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT                                                    10
--------------------------------------------------------------------------------
  General                                                               10
--------------------------------------------------------------------------------
  Funds                                                                 11
--------------------------------------------------------------------------------
THE CONTRACT                                                            12
--------------------------------------------------------------------------------
  Application for a Contract                                            12
--------------------------------------------------------------------------------
  Premiums                                                              12
--------------------------------------------------------------------------------
  Allocation of Premiums                                                13
--------------------------------------------------------------------------------
  Accumulation Unit Values                                              13
--------------------------------------------------------------------------------
DEDUCTIONS AND CHARGES                                                  13
--------------------------------------------------------------------------------
  Monthly Deductions                                                    13
--------------------------------------------------------------------------------
     Cost of Insurance Charge                                           14
--------------------------------------------------------------------------------
     Tax Expense Charge                                                 14
--------------------------------------------------------------------------------
     Administrative Expense Charge                                      14
--------------------------------------------------------------------------------
  Other Deductions                                                      14
--------------------------------------------------------------------------------
     Mortality and Expense Risk Charge                                  14
--------------------------------------------------------------------------------
     Annual Maintenance Fee                                             14
--------------------------------------------------------------------------------
     Taxes Charged Against the Variable Account                         15
--------------------------------------------------------------------------------
     Charges Against the Funds                                          15
--------------------------------------------------------------------------------
     Withdrawal Charge                                                  15
--------------------------------------------------------------------------------
     Due and Unpaid Premium Tax Charge                                  15
--------------------------------------------------------------------------------
CONTRACT BENEFITS AND RIGHTS                                            15
--------------------------------------------------------------------------------
  Death Benefit                                                         15
--------------------------------------------------------------------------------
  Accelerated Death Benefit                                             16
--------------------------------------------------------------------------------
  Confinement Waiver Benefit                                            16
--------------------------------------------------------------------------------
  Account Value                                                         16
--------------------------------------------------------------------------------
  Transfer of Account Value                                             17
--------------------------------------------------------------------------------
  Dollar Cost Averaging                                                 17
--------------------------------------------------------------------------------
  Automatic Portfolio Rebalancing Program                               17
--------------------------------------------------------------------------------




                                                                        PAGE

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                                                    18
--------------------------------------------------------------------------------
  Contract Loans                                                        18
--------------------------------------------------------------------------------
  Amount Payable on Surrender of the Contract                           18
--------------------------------------------------------------------------------
  Partial Withdrawals                                                   19
--------------------------------------------------------------------------------
  Payment Options                                                       19
--------------------------------------------------------------------------------
  Lapse and Reinstatement                                               19
--------------------------------------------------------------------------------
  Cancellation and Exchange Rights                                      20
--------------------------------------------------------------------------------
  Suspension of Valuation, Payments and Transfers                       20
--------------------------------------------------------------------------------
  Last Survivor Contracts                                               20
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OTHER MATTERS                                                           20
--------------------------------------------------------------------------------
  Voting Right                                                          21
--------------------------------------------------------------------------------
  Statements to Contract Owners                                         21
--------------------------------------------------------------------------------
  Limit on Right to Contest                                             21
--------------------------------------------------------------------------------
  Misstatement as to Age and Sex                                        21
--------------------------------------------------------------------------------
  Beneficiary                                                           21
--------------------------------------------------------------------------------
  Assignment                                                            21
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  Dividends                                                             21
--------------------------------------------------------------------------------
  Distribution of the Contracts                                         21
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets                          22
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                     22
--------------------------------------------------------------------------------
  Introduction                                                          22
--------------------------------------------------------------------------------
  Taxation of the Company and the Variable Account                      22
--------------------------------------------------------------------------------
  Taxation of Contract Benefits                                         22
--------------------------------------------------------------------------------
  Modified Endowment Contracts                                          23
--------------------------------------------------------------------------------
  Diversification Requirements                                          23
--------------------------------------------------------------------------------
  Ownership Treatment                                                   23
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION                                                 24
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE COMPANY                                24
--------------------------------------------------------------------------------
  Executive Officers and Directors of the Company                       24
--------------------------------------------------------------------------------
  Legal Proceedings                                                     27
--------------------------------------------------------------------------------
  Legal Matters                                                         27
--------------------------------------------------------------------------------
  Registration Statement                                                27
--------------------------------------------------------------------------------
  Experts                                                               28
--------------------------------------------------------------------------------
  Financial Information                                                 28
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                    29
--------------------------------------------------------------------------------


                                  2 PROSPECTUS

SPECIAL TERMS
--------------------------------------------------------------------------------

As used in this prospectus, the following terms have the indicated meanings:


ACCOUNT VALUE:          The aggregate value under a Contract of the Variable Sub-Accounts and the
                        Loan Account.
-------------------------------------------------------------------------------------------------------
ACCUMULATED INCOME:     The Account Value less premiums paid (assuming no loans have been made.)
-------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT:      An accounting unit of measure used to calculate the value of a Variable Sub-
                        Account.
-------------------------------------------------------------------------------------------------------
AGE:                    The Insured's age at the Insured's last birthday.
-------------------------------------------------------------------------------------------------------
CASH SURRENDER VALUE:   The Cash Value less all Indebtedness and the annual maintenance fee, if applicable.
-------------------------------------------------------------------------------------------------------
CASH VALUE:             The Account Value less any (1) applicable withdrawal charges and (2) due and unpaid Premium Tax Charges.
-------------------------------------------------------------------------------------------------------
CODE:                   The Internal Revenue Code of 1986, as amended.
-------------------------------------------------------------------------------------------------------
CONTRACT ANNIVERSARY:   The same day and month as the Contract Date for each subsequent year the
                        Contract remains in force.
-------------------------------------------------------------------------------------------------------
CONTRACT DATE:          The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and
                        Contract months are determined.
-------------------------------------------------------------------------------------------------------
CONTRACT OWNER:         The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.
-------------------------------------------------------------------------------------------------------
CONTRACT YEARS:         Annual periods computed from the Contract Date.
-------------------------------------------------------------------------------------------------------
DEATH BENEFIT:          The greater of (1) the Specified Amount or (2) the Account Value on the
                        date of death multiplied by the death benefit ratio as specified in the
                        Contract.
-------------------------------------------------------------------------------------------------------
FREE WITHDRAWAL         The amount of a surrender or partial withdrawal that is not subject to a
AMOUNT:                 Withdrawal Charge. This amount in any Contract Year is 15% of total premiums paid to date.
-------------------------------------------------------------------------------------------------------
FUNDS:                  (1) The Morgan Stanley Variable Investment Series (Class X Shares), (2)
                        The Universal Institutional Funds, Inc., or (3) Van Kampen Life
                        Investment Trust.
-------------------------------------------------------------------------------------------------------
INDEBTEDNESS:           All Contract loans, if any, and accrued loan interest.
-------------------------------------------------------------------------------------------------------
INITIAL DEATH BENEFIT   The Initial Death Benefit under a Contract is shown on the Contract data page.
-------------------------------------------------------------------------------------------------------
INSURED:                The person whose life is insured under a Contract.
-------------------------------------------------------------------------------------------------------
LOAN ACCOUNT:           An account in the Company's General Account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan
                        Account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.
-------------------------------------------------------------------------------------------------------
                                  3 PROSPECTUS

MONTHLY ACTIVITY DATE:  The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates
                        occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly
                        Activity Date will be the last day of that month.
-------------------------------------------------------------------------------------------------------
MONTHLY DEDUCTION       A deduction on each Monthly Activity Date for the cost of insurance
AMOUNT:                 charge, the tax expense charge and the administrative expense charge.
-------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT:       The minimum death benefit under a Contract, equal to the Initial Death
                        Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.
-------------------------------------------------------------------------------------------------------
VALUATION DATE:         Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the
                        New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each
                        Valuation Date.
-------------------------------------------------------------------------------------------------------
VALUATION PERIOD:       The period between the close of regular trading on the New York Stock
                        Exchange on successive Valuation Dates.
-------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT:       Northbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.
-------------------------------------------------------------------------------------------------------
VARIABLE SUB-ACCOUNT:   The subdivisions of the Variable Account used to allocate a Contract
                        Owner's Account Value, less Indebtedness, among the Portfolios of the
                        Funds.
-------------------------------------------------------------------------------------------------------



                                  4 PROSPECTUS

SUMMARY
------------------------------------------------------------------------------
THE CONTRACT
The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the Portfolios of the Funds to which you have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. However, so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals or loans. We credit each Contract with units ("Accumulation Units") to calculate Account Values. You may transfer the Account Value among the Variable Sub-Accounts.

We issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Access to Your Money-Last Survivor Contracts," page 20.

In some states, the Contracts may be issued in the form of a group Contract. In those states, we will issue a certificate evidencing your rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUNDS
The Variable Account holds the premiums invested through the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission ("SEC"), under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Portfolio of one of the Funds. The assets of each Portfolio are accounted for separately from the other Portfolios.

Applicants should read the Fund Prospectuses in connection with the purchase of a Contract. We have briefly summarized the investment objectives of the Portfolios below under "The Variable Account-Funds," page 11.


PREMIUMS
The Contract requires the Contract Owner to pay an initial premium of at least $10,000. You may make additional premium payments of at least $500 once in each Contract year, subject to certain additional conditions (see "The
Contract-Premiums" at page 12):

.. only one payment is allowed in any Contract Year;

.. the attained age of the Insured must be less than age 91 at the time that we receive any additional premium payments; and

.. absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment."

The Guaranteed Additional Payment is the lesser of (1) $5,000 or (2) a percentage of the initial premium (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. We also reserve the right to reject an additional premium payment for any reason. Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.


DEATH BENEFIT
At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit, which is determined at the date of the Insured's death is the greater of (1) the Specified Amount, which is the then current value of the guaranteed death benefit under the Contract, or (2) the Account Value multiplied by the death benefit ratio set forth in the Contract. See "Contract Benefits and Rights-Death Benefit," page 15.


ACCOUNT VALUE
The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value. You bear the risk of investment in the Variable Sub-Accounts. See "Contract Benefits and Rights-Account Value," page 16.


CONTRACT LOANS
You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of,

.. the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary),

.. any annual maintenance fee due on or before the next


                                  5 PROSPECTUS

  Contract Anniversary, and

.. any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money-Contract Loans," page 18.


LAPSE
Your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. We will give you written notice of the circumstance and 61 day grace period during which additional amounts may be paid to continue the Contract. See "Access to Your Money-Contract Loans," page 18 and "Lapse and Reinstatement," page 19.


CANCELLATION AND EXCHANGE RIGHTS
You have a limited period of time in which you may return your Contract for cancellation after you purchase it. We call this period of time the "cancellation period." The cancellation period (which varies by state) is specified in your Contract. If you choose to exercise this right, we may require that you return your Contract to us within the cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, any premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where the Company is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the money market Variable Sub-Account of the Variable Account.

In addition, once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. The Company reserves the right to make available such a contract that is offered by the Company's parent or by any affiliate of the Company. See "Access to Your Money-Cancellation and Exchange Rights," page 20.

TAX CONSEQUENCES
Current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of Death Benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page 22.

PERSONALIZED ILLUSTRATIONS
We will furnish, upon request and at no charge, a personalized illustration of hypothetical performance under the Contract based upon the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Those illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in the registration statement we filed with the SEC for the Contracts. See "Additional Information About the Company-Registration Statement," page 27, for further information.

FEES AND EXPENSES

We provide the following tables to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page 13.


                                  6 PROSPECTUS

CONTRACT CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

Account Value Charges (deducted monthly and shown as an annualized percentage of
                               Account Value):(1)

                              CURRENT(2)                    MAXIMUM
                             SINGLE LIFE                  SINGLE LIFE
-------------------------------------------------------------------------------
Cost of Insurance       Standard: 0.65%         Standard--Ranges from $0.06 per
 Charge Standard:.....  (Contract Years 1-10)   $1,000 of net amount at risk
                        0.55% (Contract Years   (younger ages) up to $82.50 per
                        11+)                    $1,000 of net amount at risk
                                                (age 99)
                        Special*: 1.00%         Special*--Ranges from $0.12 per
                        (Contract Years 1-10    $1,000 of net amount at risk
                        0.90% (Contract Years   (younger ages) up to $82.92 per
                        11+)                    $1,000 of net amount at risk
                                                (age 99).
                              JOINT LIFE                  JOINT LIFE
-------------------------------------------------------------------------------
                        Standard: 0.30%         Standard--Ranges from $0.00015
                        (Contract Years 1-10)   per $1,000 of net amount at
                        0.20% (Contract Years   risk (younger ages) up to
                        11+)                    $61.995 per $1,000 of net
                                                amount at risk (age 99)
                        Special*: 0.65%         Special*--Ranges from $0.00061
                        (Contract Years 1-10)   per $1,000 of net amount at
                        0.55% (Contract Years   risk (younger ages) up to
                        11+)                    $78.71083 per $1,000 of net
                                                amount at risk (age 99).
-------------------------------------------------------------------------------


Administrative Expense Charge..........  0.25%
Tax Expense Charge .......               0.40%(3)
 * In some states this underwriting
 classification is called "Rated."
Annual Separate Account Charges .......  (deducted daily and shown as a percentage of average net assets):
     Mortality and Expense Risk Charge   0.90%
     Federal Income Tax Charge.........  Currently none(4)
Annual Maintenance Fee:..                $30(5)
Transfer Charges:........                $25(6)
Maximum Withdrawal Charge:.............  7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:.....  2.25% of initial premium withdrawn(8)
-------------------------------------------------------------------------------


(1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page 14.

(2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page 14. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

(3) This charge includes a premium tax charge of 0.25%, and a federal tax charge of 0.15%, of Account Value. We assess this charge only during the first 10 Contract Years. See "Deductions and Charges--Monthly Deductions--Tax Expense Charge," page 14.

(4) We do not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although we may do so in the future. See "Deductions and Charges--Other Deductions--Taxes Charged Against the Variable Account," page 15.

(5) We waive this fee if total premiums paid to date are $40,000 or more.

(6) We do not impose these charges on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 transfers in any Contract Year, excluding transfers due to dollar cost averaging.

(7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over nine years. We impose it to cover a portion of the sales expense we incur in distributing the Contracts. See "Deductions and Charges--Other Deductions--Withdrawal Charge," page15. We do not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal.


                                  7 PROSPECTUS

(8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years, and it applies to full or partial withdrawals in excess of the Free Withdrawal Amount.


                                  8 PROSPECTUS

PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)/1/

                                                          MANAGEMENT  RULE 12B-1   OTHER     TOTAL PORTFOLIO
PORTFOLIO                                                    FEES        FEES     EXPENSES   ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio                                  0.75%       N/A       0.09%         0.84%
-------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio                                     0.65%       N/A        0.05%        0.70%
-------------------------------------------------------------------------------------------------------------
Competitive Edge "Best Ideas" Portfolio                      0.65%       N/A        0.10%         0.75%
-------------------------------------------------------------------------------------------------------------
Dividend Growth Portfolio                                    0.54%       N/A        0.01%         0.55%
-------------------------------------------------------------------------------------------------------------
Equity Portfolio                                             0.49%       N/A        0.02%         0.51%
-------------------------------------------------------------------------------------------------------------
European Growth Portfolio                                    0.95%       N/A       0.07%          1.02%
-------------------------------------------------------------------------------------------------------------
Global Dividend Growth Portfolio                             0.75%       N/A        0.05%         0.80%
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                                         0.50%       N/A       0.09%          0.59%
-------------------------------------------------------------------------------------------------------------
Income Builder Portfolio                                     0.75%       N/A        0.06%         0.81%
-------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio (2)                               0.45%       N/A        0.20%         0.65%
-------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                       0.50%       N/A       0.01%          0.51%
-------------------------------------------------------------------------------------------------------------
Pacific Growth Portfolio                                     0.95%       N/A       0.78%          1.73%
-------------------------------------------------------------------------------------------------------------
Quality Income Plus Portfolio                                0.50%       N/A       0.03%          0.53%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                      0.40%       N/A        0.06%         0.46%
-------------------------------------------------------------------------------------------------------------
Strategist Portfolio                                         0.50%       N/A        0.02%         0.52%
-------------------------------------------------------------------------------------------------------------
Utilities Portfolio                                          0.65%       N/A        0.02%         0.67%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Equity Portfolio(3)      1.25%       N/A       0.87%          2.12%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Equity Growth Portfolio(3)               0.55%        N/A       0.36%          0.91%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF International Magnum Portfolio (3)        0.80%       N/A       0.54%          1.34%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF U.S. Real Estate Portfolio(3)             0.80%       N/A       0.35%          1.15%
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth Portfolio, Class I            0.70%       N/A       0.06%          0.76%
-------------------------------------------------------------------------------------------------------------

1. Figures shown in the Table are for the year ended December 31, 2001 (except as otherwise noted).

2. Effective May 1, 2002, the Short-Term Bond Portfolio changed its name to the Limited Duration Portfolio. For the period June 1, 2001 through December 31, 2001, the Investment Manager had agreed to waive its fee and reimburse operating expenses to the extent they exceeded 0.50% of daily net assets. With these expense waivers and reimbursements in effect, "Management Fees", "Rule 12b-1 Fees", "Other Expenses" and "Total Portfolio Annual Expenses" were 0.41%, N/A, 0.20% and 0.61%, respectively. "Other Expenses" do not include the effect of an expense offset of 0.06%.

3. "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/ reimbursements of expenses by the adviser. For the year ended December 31, 2001, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolios' adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75%; Equity Growth Portfolio 0.85%; International Magnum Portfolio 1.15%; U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, the "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses", respectively, were as follows:

                              MANAGEMENT  RULE 12B-1   OTHER     TOTAL PORTFOLIO
PORTFOLIO                        FEES        FEES     EXPENSES   ANNUAL EXPENSES
---------------------------------------------------------------------------------
Morgan Stanley UIF Emerging     0.98%       N/A       0.87%        1.85%
Markets Equity Portfolio
---------------------------------------------------------------------------------
Morgan Stanley UIF Equity       0.49%       N/A       0.36%        0.85%
Growth Portfolio
---------------------------------------------------------------------------------
Morgan Stanley UIF              0.62%       N/A       0.54%        1.16%
International Magnum
Portfolio
---------------------------------------------------------------------------------
Morgan Stanley UIF U.S. Real    0.75%       N/A       0.35%        1.10%
Estate Portfolio
---------------------------------------------------------------------------------

Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.
 Included in "Other Expenses" of the Emerging Markets Equity Portfolio and International Magnum Portfolio are 0.10% and 0.01% of such investment related expenses, respectively.


                                  9 PROSPECTUS

THE COMPANY
-----------------------------------------------------------------------------
The Company is the issuer of the Contract. It is a stock life insurance company organized in 1998, under the laws of the State of Arizona. Previously, from 1978 to 1998, it was organized under the laws of the State of Illinois.

The Company is licensed to operate in the District of Columbia, all states (except New York) and Puerto Rico. Our Home Office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). Northbrook and Allstate Life entered into a reinsurance agreement effective December 31, 1987. Under the reinsurance agreement, Allstate Life reinsures substantially all of Northbrook's liabilities under its insurance and annuity contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Northbrook; Northbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Northbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Northbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT
------------------------------------------------------------------------------
GENERAL
We established the Variable Account as a separate investment account on January 15, 1996, pursuant to the insurance laws of Illinois. The Variable Account became subject to the insurance laws of Arizona when we redomesticated on December 28, 1998. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Arizona law, we hold the assets of the Variable Account exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.


                                  10 PROSPECTUS

FUNDS
You may allocate your purchase payments to up to 21 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below. For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO:              EACH PORTFOLIO SEEKS:          INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
THE MORGAN STANLEY VARIABLE INVESTMENT SERIES
(CLASS X SHARES)
-------------------------------------------------------------------------------
Money Market Portfolio  High current income,
                        preservation of capital, and
                        liquidity

-------------------------------------------------------
Quality Income Plus     High current income and, as a
Portfolio               secondary objective, capital
                        appreciation when consistent
                        with its primary objective
-------------------------------------------------------
Limited Duration        High current income
Portfolio               consistent with preservation
                        of capital
-------------------------------------------------------
High Yield Portfolio    High current income and, as a
                        secondary objective, capital
                        appreciation when consistent
                        with its primary objective
-------------------------------------------------------
Utilities Portfolio     Current income and long-term
                        growth of income and capital
-------------------------------------------------------MORGAN STANLEY
Income Builder          Reasonable income and, as a    INVESTMENT ADVISORS,
Portfolio               secondary objective, growth    INC.
                        of capital
-------------------------------------------------------
Dividend Growth         Reasonable current income and
Portfolio               long-term growth of income
                        and capital
-------------------------------------------------------
Capital Growth          Long-term capital growth
Portfolio
-------------------------------------------------------
Global Dividend Growth  Reasonable current income and
Portfolio               long-term growth of income
                        and capital
-------------------------------------------------------
European Growth         Maximize the capital
Portfolio               appreciation of its
                        investments
-------------------------------------------------------
Pacific Growth          Maximize the capital
Portfolio               appreciation of its
                        investments
-------------------------------------------------------
Aggressive Equity       Capital growth
Portfolio
-------------------------------------------------------------------------------
Equity Portfolio        Growth of capital and, as a
                        secondary objective, income
                        when consistent with its
                        primary objective.
-------------------------------------------------------
S&P 500 Index           Investment results that,
Portfolio               before expenses, correspond
                        to the total return of the
                        Standard and Poor's 500
                        Composite Stock Price Index
-------------------------------------------------------
Competitive Edge "Best  Long-term capital growth
Ideas" Portfolio
-------------------------------------------------------
Strategist Portfolio    High total investment return
-------------------------------------------------------
THE UNIVERSAL
INSTITUTIONAL FUNDS,
INC.
-------------------------------------------------------------------------------
Equity Growth           Long-term capital
Portfolio               appreciation
                                                       MORGAN STANLEY
                                                       INVESTMENT MANAGEMENT,
-------------------------------------------------------INC.
U.S. Real Estate        Above-average current income
Portfolio               and long-term capital
                        appreciation
-------------------------------------------------------
International Magnum    Long-term capital              ------------------------
Portfolio               appreciation
-------------------------------------------------------
Emerging Markets        Long-term capital
Equity Portfolio        appreciation
-------------------------------------------------------
VAN KAMPEN LIFE
INVESTMENT TRUST
-------------------------------------------------------------------------------
Emerging Growth         Capital appreciation           VAN KAMPEN ASSET
Portfolio                                              MANAGEMENT, INC.
-------------------------------------------------------------------------------

                                  11 PROSPECTUS

YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY BEFORE YOU DECIDE TO ALLOCATE PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners. Nevertheless, the Funds' Boards of Directors or Trustees intend to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Fund's Board of Directors or Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in additional shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Fund to meet Contract obligations or make adjustments in reserves, if any.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of a Fund should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of a Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners. We will also obtain prior approval of the Securities and Exchange Commission to the extent required by the 1940 Act. We reserve the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund or Portfolio. Subject to Contract Owner approval, We also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Funds are subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectuses for the Funds for further information.


THE CONTRACT
--------------------------------------------------------------------------------
APPLICATION FOR A CONTRACT
Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any lawful reason. If we do not issue a Contract we will return the premium to the applicant. We will not change the terms or conditions of a Contract without the consent of the Contract Owner, except where necessary to comply with tax laws or to maintain the status of the Contract under the applicable law. You must submit your application and obtain our approval before you pay your initial premium. The Insured will be covered under the Contract as of the Contract Date. The Contract Date also determines Monthly Activity Dates, Contract months, and Contract Years.

PREMIUMS
The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under our current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the Insured according to the following table:


        SIMPLIFIED UNDERWRITING
           ISSUE AGE              MAXIMUM INITIAL PREMIUM*
-------------------------------  --------------------------
             0-34                       Not available
             35-44                     $       15,000
             45-54                     $       30,000

             55-64                     $       50,000
             65-80                     $      100,000
          Over age 80                   Not available

                                  12 PROSPECTUS

Simplified Underwriting is Not Available
*These limits may vary by state.

Additional premium payments may be made at any time, subject to the following conditions:

.. only one additional premium payment may be made in any Contract Year;

.. each additional premium payment must be at least $500;

.. the attained age of the Insured must be less than 91 at the time that we receive any additional premium payments; and

.. absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed
  Additional   Payment." The Guaranteed Additional Payment is the lesser of (1)
  $5,000, or  (2) a percentage of initial payment (5% for attained ages 40-70,
  and 0% for   attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in specified amount. We also reserve the right to reject any additional premium payment for any reason.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, we will apply any additional premium payment received while a Contract loan is outstanding: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above. You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS
Upon completion of underwriting, the Company will either issue a Contract, or deny coverage and return all premiums. If we issue a Contract, we will allocate the initial premium payment on the date the Contract is issued according to the initial premium allocation instructions you specified in your application. We reserve the right to allocate the initial premium to the money market Variable Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.


ACCUMULATION UNIT VALUES
The Accumulation Unit value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio. We determine the Accumulation Unit value on each Valuation Date by multiplying the Accumulation Unit value for the particular Variable Sub-Account on the preceding Valuation Date by a "Net Investment Factor". We determine the Net Investment Factor for each Variable Sub-Account during a Valuation Period by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by
(B) the net asset value per share of that Portfolio at the end of the immediately preceding Valuation Period. We then subtract (C) the mortality and expense risk charge annual rate divided by 365 and multiplied by the number of calendar days in the current Valuation Period. You should refer to the prospectuses for the Funds for a description of how the shares of the Portfolios are valued. See "Contract Benefits and Rights Account Value," page 16.

All valuations in connection with a Contract, (e.g., with respect to determining Account Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to the initial premium and additional premiums requiring underwriting, will be made on the date we receive, at our Home Office, the corresponding request or payment in good order. However, if such date is not a Valuation Day, we will make such determination on the next succeeding Valuation Day.

SPECIALIZED USES OF THE CONTRACT. Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, you can use the Contract for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Variable Sub-Accounts to which you have allocated Account Value is poorer than expected or if sufficient premiums are not paid, the Contract may lapse. Even if it does not lapse, it may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased.

Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Variable Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," page 22.)

DEDUCTIONS AND CHARGES
MONTHLY DEDUCTIONS. On each Monthly Activity Date including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with your Contract. We deduct this amount from each Variable Sub-Account


                                  13 PROSPECTUS
in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money-Lapse and Reinstatement," page 19. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

COST OF INSURANCE CHARGE. The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge is taken by deducting a specified percentage of your Account Value. However, this current charge will not exceed the guaranteed cost of insurance charge. The monthly guaranteed charge is equal to the maximum annual cost of insurance per $1,000 as indicated in the Contract (1) multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); (2) divided by $1,000; and (3) divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 is included in each Contract. However, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last
birthday. The multiple will be based on the Insured's special rating class.   In
some states this underwriting classification is called "Rated."

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, or (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, together with Examples, see "Contract Benefits and Rights-Death Benefit" on page 15) Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once we have assigned a risk rating class to an Insured when the Contract is issued, we will not change that rating class if additional premium payments or partial withdrawals increase or decrease the Specified Amount. The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a Specified Amount of $39,998. If a female age 65 paid a $10,000 premium, the Specified Amount would be equal to $22,749.

TAX EXPENSE CHARGE. We will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax charge of 0.25% and a federal tax charge of 0.15%. The 0.25% premium tax charge over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax charge regardless of a Contract owner's state of residence. Therefore, we take this charge whether or not any premium tax applies to your Contract. The charge may be higher or lower than any premium tax imposed. The 0.15% federal tax charge helps reimburse the Company for approximate expenses we incur for federal taxes under Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE. We will deduct monthly from your Account Value an administrative expense charge equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses we incur in administering the Variable Account and the Contracts. We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS
MORTALITY AND EXPENSE RISK CHARGE. We deduct from the assets of the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because we made that computation on the Monthly Activity Date preceding the death of the Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set by the Contract.

ANNUAL MAINTENANCE FEE. On each Contract Anniversary we will deduct a $30 annual maintenance fee from your Account Value. The fee will be deducted proportionately from each Variable Sub-Account in which you are invested. A full annual maintenance fee will be deducted if the Contract is terminated on any day other than the Contract Anniversary. This fee will help reimburse us for administrative and maintenance costs of the Contracts. Currently, we waive this charge for Contracts which have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page (currently $40,000).


                                  14 PROSPECTUS

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). We may, however, impose such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

CHARGES AGAINST THE FUNDS. The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Portfolio Annual Expenses" table on page 9.

WITHDRAWAL CHARGE. We may assess a withdrawal amount upon (1) surrender of the Contract, and (2) partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

                                                   PERCENTAGE OF INITIAL
                 Contract Year                       PREMIUM WITHDRAWN
------------------------------------------------  -----------------------
                             1 - 3                         7.75%
                               4                           7.25%
                               5                           6.25%
                               6                           5.25%
                               7                           4.25%
                               8                           3.25%
                               9                           2.25%
                              10                           0.00%



We will not impose a withdrawal charge after the ninth Contract Year. In addition, we will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the withdrawal charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights-Confinement Waiver Benefit", page 16.

We impose the withdrawal charge to cover a portion of the expense we incur in distributing the Contracts. This expense includes agents' commissions, underwriting and the costs associated with establishing policies.

DUE AND UNPAID PREMIUM TAX CHARGE. During the first nine Contract Years, we impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the initial premium withdrawn:

                                  PERCENTAGE OF INITIAL
         CONTRACT YEAR              PREMIUM WITHDRAWN
-------------------------------  -----------------------


               1                          2.25%
               2                          2.00%
               3                          1.75%
               4                          1.50%
               5                          1.25%
               6                          1.00%
               7                          0.75%
               8                          0.50%
               9                          0.25%
               10                         0.00%


After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.


CONTRACT BENEFITS AND RIGHTS
------------------------------------------------------------------------------
DEATH BENEFIT
The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or
(2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).


               EXAMPLES:
                                                   A                B
----------------------------------------------------------------------------
Specified Amount                             $100,000        $100,000
----------------------------------------------------------------------------
Insureds Age                                       45              45
----------------------------------------------------------------------------
Account Value on Date of Death                $48,000         $34,000
----------------------------------------------------------------------------
Death Benefit Ratio                              2.15            2.15
----------------------------------------------------------------------------

----------------------------------------------------------------------------


                                       15 PROSPECTUS

In Example A, the Death Benefit equals $103,200, i.e., the greater of (1) $100,000 (the Specified Amount); and (2) $103,200 (the Account Value at the Date of Death of $48,000 multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15). All or part of the proceeds may be paid in cash or applied under an income plan. See "Payment Options," page 19.

ACCELERATED DEATH BENEFIT
If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, results in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of death benefit we will accelerate is $10,000.

We will pay benefits due under the Accelerated Death Benefit provision upon our receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest.

After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

CONFINEMENT WAIVER BENEFIT
Under the terms of an endorsement to the Contract, we will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days. The period of confinement must begin 30 days or more after the issue date. The request must be made either during such confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Endorsement for further information. The Company reserves the right to discontinue the offering of the confinement waiver benefit endorsement upon the purchase of a new Contract.


ACCOUNT VALUE
We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Portfolio, the value of the Loan Account and any premium payments and withdrawals that you make, and all charges that we deduct. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the Accumulation Unit Value of the Variable Sub-Accounts to which you have allocated premiums on the Contract. We calculate the Account Value on any Valuation Date by (1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Date by the then Accumulation Unit value of that Sub-Account, and then (2) adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract - Accumulation Unit Values," page13.


TRANSFER OF ACCOUNT VALUE
While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. We reserve the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum dollar amount that you may transfer is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account, whichever is less.

                                  16 PROSPECTUS

On days when the New York Stock Exchange ("NYSE") is open for trading, we will accept transfer requests if we receive them at 1(800) 654-2397 by 4:00 p.m., Eastern Time. We effect telephone transfer requests we receive before 4:00 p.m., Eastern Time at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's Morgan Stanley Financial Advisor or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, you must submit transfer requests in writing, on a form we provide.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made. The reduction is equal to the amount transferred divided by the Accumulation Unit value of that Variable Sub-Account on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made. The increase is equal to the amount transferred divided by the Accumulation Unit value of that Sub-Account on the Valuation Day we receive the transfer request. For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the Variable Sub-Accounts if we determine, in our sole discretion, that transfers by one or more Contract Owners would be to the disadvantage of other Contract Owners. We may limit transfers by taking such steps as:

.. imposing a minimum time period between each transfer, or

.. refusing to accept transfer requests of an agent acting under a power of attorney on behalf of more than one Contract owner.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners. We reserve the right to waive any transfer restrictions.

DOLLAR COST AVERAGING
You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any one Variable Sub-Account to any other Variable Sub-Accounts. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. We do not count transfers under Dollar Cost Averaging toward the 12 free transfers per Contract Year currently permitted.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Account Value in each Variable Sub-Account and return it to the desired percentage allocations. We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing. The new allocation will be effective with the first rebalancing that occurs after we receive your written request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income Plus Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Quality Income Plus Variable Sub-Account and use

                                  17 PROSPECTUS
  the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

Transfers made under the Automatic Portfolio Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


ACCESS TO YOUR MONEY
------------------------------------------------------------------------------
CONTRACT LOANS
While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types include preferred loans (described below) and non-preferred loans. Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

.. the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),

.. any due and unpaid Monthly Deduction Amounts, and

.. any annual maintenance fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to your Contract (unless you specify otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of (1) any premiums returned due to partial withdrawals, and (2) any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan." Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. Loan interest payments are due on the Contract Anniversary. If unpaid, loan interest is added to the amount of the loan and will bear interest at the rates described in this paragraph. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse. You may repay all or any part of any loan secured by a Contract while the Contract is still in effect. When you make loan repayments or interest payments, we will allocate the payment among the Variable Sub-Accounts in the same percentages as for subsequent premium payments (unless you request a different allocation), and we will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a grace period before we will reinstate the Contract. See "Lapse and Reinstatement," page 19.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.


AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT
While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your written request or the date you request, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within seven days of our receipt of the written request or on the effective surrender date you request, whichever is later. The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page 22. You may elect to apply the surrender proceeds to an Income Plan (see "Access to Your Money-Payment Options," page 19).


PARTIAL WITHDRAWALS
While the Contract is in force, you may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $500, or the total amount in the Variable Sub-Account, whichever is less. The Cash

                                  18 PROSPECTUS

Surrender Value, after the partial withdrawal, must at least equal $2,000;
otherwise, we may treat your request as a request for full surrender.   Your
contract will terminate if you withdraw all of your Cash Surrender Value. We will however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contact and give you at least 30 days in which to make an additional purchase payment to restore your Cash Surrender Value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Cash Surrender Value.

Partial withdrawals will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

.. the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

.. the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges-Other Deductions-Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page 15. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page 22.

PAYMENT OPTIONS
The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum. You may also apply the proceeds to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commences.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

The Company will make any other arrangements for income payments as may be agreed on.


LAPSE AND REINSTATEMENT
The Contract will remain in force unless and until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the Grace period. If sufficient payment is not forthcoming, however, the Contract will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract are reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights-Death Benefit," page 15.

If the Contract lapses, you may apply for its reinstatement by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to:

1. pay all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and

2. to keep the Contract in force for three months after the date of reinstatement.

The Specified Amount upon reinstatement cannot exceed


                                  19 PROSPECTUS
the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days which varies by state as specified in your Contract. If you choose to exercise this right, we may require that you return the Contract for cancellation by mail or personal delivery to the Company within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter, any premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where the Company is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the money market Variable Sub-Account of the Variable Account. Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.

SUSPENSION OF VALUATION, PAYMENTS, WITHDRAWALS, TRANSFERS AND LOANS
The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders, payments, withdrawals and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS
We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

.. Last survivor Contracts are offered for prospective insured persons age 18-85.

.. The cost of insurance charges under the last survivor Contracts reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

.. To qualify for simplified underwriting under a last survivor Contract, both
  Insureds must meet the simplified underwriting standards.

.. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

.. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

.. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page 22.

.. The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

.. The Confinement Waiver Benefit is available upon confinement of either
  Insured.


OTHER MATTERS
--------------------------------------------------------------------------------
STATE EXCEPTIONS
Where required by state law, certain features of your Contract may differ in certain respects from those described above. Please refer to your Contract for specific information regarding the benefits available to you.

VOTING RIGHTS
In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of its shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Portfolio. We will vote shares for which we have not received instructions and shares that are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received


                                  20 PROSPECTUS
instructions. If the 1940 Act or any rule promulgated to hereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

We determine the voting interests of the Contract Owner (or the assignee) in the Funds as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Portfolio. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Loans," page 18) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the current prospectuses for the Funds to determine matters on which Fund shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of a Fund if we reasonably disapprove of such changes. We will disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons therefor in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS
We will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of his or her Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST
The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for two years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX
If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY
You name the beneficiary in the application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT
Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS
No dividends will be paid under the Contracts.

DISTRIBUTION OF THE CONTRACTS
The Contracts will be distributed exclusively by Morgan Stanley DW Inc. ("Morgan Stanley DW"), which serves as the principal underwriter of the Contracts under a general agency agreement with the Company. Morgan Stanley DW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley DW is located at 1585 Broadway, New York, New York 10036. Morgan Stanley DW is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay up to a maximum sales commission of 6.75%. Morgan Stanley DW Inc. will pay annually to its Financial Advisors from its profits, an amount equal to .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Financial Advisor.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS
We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from the general account of the Company. We maintain records of all purchases and redemptions of shares of the Fund.


                                  21 PROSPECTUS

FEDERAL TAX MATTERS
------------------------------------------------------------------------------
INTRODUCTION
The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Contract or Transaction involving a Contract. Federal, state, local and other tax consequences of ownership or purchase of a life insurance depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT
The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from the Company and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under current federal tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Generally, reserves are amounts that the Company is legally required to accumulate and maintain in order to meet future obligations under the Contracts. The Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Variable Account, then we may impose a charge against the Variable Account in order to make provisions for any such taxes.

TAXATION OF CONTRACT BENEFITS
In order to qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Contract that qualifies as life insurance. The Contract is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Code and you are generally not taxed on increases in the contract value until a distribution occurs.

If a Contract fails to qualify as life insurance under Section 7702, the Contract will not provide most of the tax advantages normally provided by life insurance. The Company has the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. If you surrender the Contract, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income.

If the Contract is not treated as a modified endowment contract, then Contract loans are not generally treated as taxable distributions, and you are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Contract may result in a taxable distribution before the investment in the contract is recovered. Interest paid on a Contract loan is generally not deductible. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. (See Modified Endowment Contracts)

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the insured is not the owner but retains incidents of ownership in the Contract, the Death Benefit will also be included in the insureds gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Contract,

.. revoke an assignment,

.. pledge the Contract, or

.. obtain a Contract loan.

If you are Owner and Insured under the Contract, and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Contract in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


                                  22 PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS
A life insurance policy is treated as a "modified endowment contract" under
Section 7702A of the Tax Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specific computational rules for the seven pay test provided in Section 7702A. Therefore, the Contract will generally be treated as a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

If a contract is classified as a modified endowment contract, the death benefit may still qualify for the exclusion from gross income, and increased in the contract value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Contract loan (including unpaid loan interest that is added to the loan balance) from a modified endowment contract, or assign or pledge any part of the value of the Contract, such amount is
treated as a distribution.    Withdrawals and distributions from a modified
endowment contract made before the insured's death, are treated as taxable income first, then as recovery of investment in the contract. The Taxable portion of any distribution from a modified endowment contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

.. any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

DIVERSIFICATION REQUIREMENTS
For a Contract to be treated as a variable life insurance policy for federal tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the contract value over the investment in the Contract. Although the Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT
The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate premiums and contract values among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
From time to time, we may quote performance information for the Variable Sub-Accounts of the Variable Account in advertisements, sales literature, or reports to Contract Owners or prospective investors. We may quote performance information in any manner permitted under applicable law. We may, for example,


                                  23 PROSPECTUS
present such information as a change in a hypothetical investor's cash value or death benefit. We also may present the yield or total return of the Variable Account based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Account, or the Funds in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium tax charge or withdrawal charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare the Variable Account AA's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications. We also may advertise ratings of the Company's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for the Variable Account reflects the performance of a hypothetical Contract and are not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ADDITIONAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------
The Company also acts as the sponsor for two other of its separate accounts that are registered investment companies: Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY
The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

THOMAS J. WILSON, II, President, Chief Executive Officer, and Director (1999)*

Also Director and Senior Vice President (1995-Present), and Chief Financial Officer (1995-1998) of Allstate Insurance Co.; Director (1999-Present) of ALFS, Inc.; Director (1995-Present), President (1999-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co.; Director (1999-Present), President (1998-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co. of New York; Director and President (1999-Present), Chief Executive Officer (2000-Present), Chief Operating Officer and Vice Chairman
(1999) of Northbrook Life Insurance Company; Director, Chairman of the Board, and Chief Executive Officer (1999-Present) of Lincoln Benefit Life Company; Director, Chairman of the Board, and Chief Executive Officer (1999-Present) of Surety Life Insurance Company; Director (1999-Present) of American Heritage Life Insurance Co.; Director and President (1999-Present) of American Heritage Life Investment Corporation; Director and President (1999-Present), Chairman of the Board (2000-Present) of Charter National Life Insurance Co.; Director and President (1999-Present), Chief Executive Officer (2000-Present) of Intramerica Life Insurance Co.; Managing Director (1999-Present) of LSA Asset Management, LLC; Director and Chairman of the Board (1999) of Laughlin Group Holdings, Inc.; Director (1999-Present) of AFD, Inc.; Director (2000-Present) of AFDW, Inc.; Director (2000-Present) of Allstate Assignment Company; President and Manager (1999-Present) Allstate Financial Advisors, LLC; Manager (2000-Present) Allstate Financial Services, LLC; Director and President (1999-Present), Chairman of the Board (2000-Present) of Allstate Settlement Corporation; and Director, President, and Chairman of the Board (2001) of Provident National Assurance Company.

MICHAEL J. VELOTTA, Vice President, Secretary, General Counsel (1993)*, and Director (1992)*

Also Director and Secretary (1993-Present) of ALFS, Inc.; Director (1992-Present), Secretary and General Counsel (1993-Present), Senior Vice President (1999-Present), and Vice President (1993-1999) of Allstate Life Insurance Company; Director (1992-Present), Vice President, Secretary, and General Counsel (1993-Present) of Northbrook Life Insurance Company; Director (1992-1997), Vice President, Secretary and General Counsel (1993-1997) of Glenbrook Life Insurance Company; Director (1992-Present), Vice President, Secretary and General Counsel (1993-Present) of Northbrook Life Insurance Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Lincoln Benefit Life Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Surety Life Insurance Company; Director and Secretary (1999-Present) of AFD, Inc.; Director and Secretary (2000-Present) of AFDW, Inc.; Director, Vice President, and Secretary


                                  24 PROSPECTUS

(2000-Present) of Allstate Assignment Company; Assistant Secretary (1999-2000) of Allstate Distributors, LLC; Manager, Secretary, and General Counsel (1999-Present) of Allstate Financial Advisors, LLC; Vice President and Secretary (1999-Present), Manager (2000-Present), and General Counsel (1999-2000) of Allstate Financial Services, LLC; Vice President, Assistant Secretary, and Assistant General Counsel (1999-Present), and Assistant Vice President (1998-1999) of Allstate Insurance Company; Director (1993-Present) and Secretary (1994-Present) of Allstate Settlement Corporation; Director, Vice President, Secretary, and General Counsel (1999-Present) of Charter National Life Insurance Company; Director, Vice President, Secretary, and General Counsel (1999-Present) of Intramerica Life Insurance Company; Managing Director, Secretary, and General Counsel (1999-Present) of LSA Asset Management, LLC; Director and Secretary (1995-2000) and General Counsel (1997-2000) of Laughlin Group Holdings, Inc.; and Director, Secretary, and General Counsel (2001) of Provident National Assurance Company.

JOHN R. HUNTER, Vice President (1999)*

Also Vice President (1999-Present) and Assistant Vice President (1990-1999) of Allstate Life Insurance Company; Vice President (2000-Present) and Assistant Vice President (1996-1998) of Northbrook Life Insurance Company; President and Chief Executive Officer (1998-Present) and Director (1999-Present) of ALFS, Inc.; Director (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present), Director (1996-2000), Senior Vice President (1995-1999), and Senior Vice President - Product Management (1995-1997) of Northbrook Life Insurance Company; Director and President (1999-Present) of AFD, Inc.; President (2000-Present) of AFDW, Inc.; Managing Director and Executive Committee Member
(1999) of Allstate Distributors, LLC; Manager (1999-2000) of Allstate Financial Services, LLC; Vice President (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Vice President (2000-Present) and Director (1999-2000) of Intramerica Life Insurance Company; Managing Director and President (1999-Present) of LSA Asset Management, LLC; and Director (1996-2000) of Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, Vice President (1996)* and Director (2000)*

Also Director (1991-Present), Senior Vice President (1999-Present), and Vice President (1998-1999) of Allstate Life Insurance Company; Director (1997-Present), Vice President (1997-Present), and Assistant Vice President (1996-1997) of Northbrook Life Insurance Company; Director (1991-1996), President and Chief Operating Officer (1995-1996), and Vice President (1996-1997) of Glenbrook Life Insurance Company; Director (2000-Present) and (1992-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) of Northbrook Life Insurance Company; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director and Vice President (1999-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President (2001) of Provident National Assurance Company.

KAREN C. GARDNER, Vice President (1996)*

Also Vice President - Tax (2000-Present) of Allstate Financial Services, LLC; Vice President (1996-Present) of Allstate Insurance Company; Vice President (1997-1998) of ALFS, Inc.; Vice President (1996-Present) of Allstate Life Insurance Company; Vice President (1996-Present) of Northbrook Life Insurance Company; Assistant Vice President (1996-Present) of Lincoln Benefit Life Company; Vice President (1999-Present) of Northbrook Life Insurance Company; Assistant Vice President (1996-Present) of Surety Life Insurance Company; Vice President (1999-Present) of AFD, Inc.; Vice President (2000-Present) of AFDW, Inc.; Vice President (2000-Present) of Allstate Assignment Company; Vice President (1999-Present) of Allstate Distributors, LLC; Vice President (2000-Present) of Allstate Settlement Corporation; Assistant Vice President (1999-Present) of American Heritage Life Investment Corporation; Vice President (1999-Present) of Charter National Life Insurance Company; Vice President (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present) of Intramerica Life Insurance Company; Vice President (1996-2000) of Laughlin Group Holdings, Inc.; and Vice President - Tax (2001) of Provident National Assurance Company.

KEVIN R. SLAWIN, Vice President (1996)*

Also Director (1996-Present) of ALFS, Inc.; Director (1996-Present), Senior Vice President (1999-Present), Vice President (1996-1999), of Allstate Life Insurance Company; Director and Vice President (1996-2000), of Northbrook Life Insurance Company; Director and Vice President (1996-1997), of Glenbrook Life Insurance Company; Vice President (1996-Present), Director (1998-2000), of Northbrook Life Insurance Company; Director (1996-2000); Director (1996-Present) of Lincoln Benefit Life Company; Director (1996-Present) of Surety Life Insurance Company; Director (1999-Present) of AFD, Inc.; Director and Vice President (2000-Present) of Allstate Assignment Company; Manager (1999-Present) of Allstate Financial Advisors, LLC; Director and Vice President (1996-Present), and Assistant Treasurer (1995-1996) of Allstate Settlement Corporation; Vice President (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Director and Vice President (1999-2000) of Intramerica Life Insurance Company; and Managing Director (1999-2000) of LSA Asset Management, LLC;

CASEY J. SYLLA, Chief Investment Officer (1995)*

Also Director, Senior Vice President, and Chief


                                  25 PROSPECTUS

Investment Officer (1995-Present) of Allstate Insurance Company; Director and Chief Investment Officer (1995-Present) of Allstate Life Insurance Company; Chief Investment Officer (1995-Present) of Northbrook Life Insurance Company; Chief Investment Officer (1995-1997) of Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) of Northbrook Life Insurance Company; Chief Investment Officer (2000-Present) of Allstate Assignment Company; Chief
Investment Officer (1995-Present) of Allstate Settlement Corporation; Chief Investment Officer (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Chief Investment Officer (1999-Present) of Intramerica Life Insurance Company; and Chief Investment Officer (2001) of Provident National Assurance Company.

JAMES P. ZILS, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) of Allstate Insurance Company; Assistant Treasurer (2000-Present) and Treasurer (1995-2000) of ALFS, Inc.; Treasurer (1995-Present) of Allstate Life Insurance Company; Treasurer (1995-Present) of Northbrook Life Insurance Company; Treasurer (1995-1997) of Glenbrook Life Insurance Company; Treasurer (1995-Present) of Northbrook Life Insurance Company; Treasurer (1995-2000) of Laughlin Group Holdings, Inc.; Assistant Treasurer (2000-Present) and Treasurer (2000) of AFD, Inc.; Treasurer (2000-Present) of AFDW, Inc.; Treasurer (2000) of Allstate Assignment Company; Assistant Treasurer (2000-Present) and Treasurer (1999-2000) of Allstate Distributors, LLC; Treasurer (1999-Present) of Allstate Financial Advisors, LLC; Assistant Treasurer (1999-Present) of Allstate Financial Services, LLC; Treasurer (1995-Present) of Allstate Settlement Corporation; Assistant Treasurer (2000-Present) of American Heritage Life Insurance Company; Treasurer (1999-Present) of American Heritage Life Investment Corporation; Treasurer (1999-Present) of Charter National Life Insurance Company; Assistant Treasurer (2000-Present) of Columbia Universal Life Insurance Company; Assistant Treasurer (2000-Present) of Concord Heritage Life Insurance Company, Inc.; Treasurer
(1999-Present)  of  Intramerica  Life  Insurance  Company;  Assistant  Treasurer
(2000-Present) of Keystone State Life Insurance Company; Treasurer (1999-Present) of LSA Asset Management, LLC.; Assistant Treasurer (1999-Present) of Lincoln Benefit Life Company; Treasurer (2001) of Provident National Assurance Company; and Assistant Treasurer (1999-Present) of Surety Life Insurance Company.

SAMUEL H. PILCH, Vice President (2000)* and Controller (1999)*

Also Controller (1996-Present), Group Vice President (1999-Present), and Vice President (1996-1999) of Allstate Insurance Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Life Insurance Company; Controller (1999-Present) of Northbrook Life Insurance Company; Controller (1999-Present) and Vice President (2000-Present) of Northbrook Life Insurance Company; Vice President and Controller (2000-Present) of Allstate Assignment Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Settlement Corporation; Vice President (1999-Present) of American Heritage Life Investment Corporation; Controller (1999-Present) and Vice President (2000-Present) of Charter National Life Insurance Company; Controller (2000-Present) of Columbia Universal Life Insurance Company; Controller (1999-Present) of Intramerica Life Insurance Company; Vice President and Controller (2000-Present) of Lincoln Benefit Life Company; Controller (2001) of Provident National Assurance Company; and Vice President and Controller (2000-Present) of Surety Life Insurance Company.

MARGARET G. DYER, Director (2000)*

Also Director (2000-Present) of Allstate Assignment Company; Director and Senior Vice President (1999-Present) of Allstate Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Allstate Settlement Corporation; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President (2001) of Provident National Assurance Company.

JOHN C. LOUNDS, Director (2000)*

Also Manager (1999-Present) of Allstate Financial Advisors, LLC; Director (1994-Present), Senior Vice President (1999-Present), and Vice President (1994-1999) of Allstate Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (1994-Present), Senior Vice President (1999-Present), and President (1994-1999) of Allstate Settlement Corporation; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director (2000-Present) of Northbrook Life

Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (1995-2000) and Vice President (1997-2000) of Laughlin Group Holdings, Inc.; and Director and Senior Vice President (2001) of Provident National Assurance Company.

JOHN K. MCCARTHY, Director (2000)*

Also Director (2000-Present) of AFDW, Inc.; Manager (2000-Present) of Allstate Financial Services, LLC; Director and Senior Vice President (2000-Present) of Allstate Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (2000-Present) of Lincoln Benefit Life


                                  26 PROSPECTUS

Company; Director and Senior Vice President (2001) of Provident National Assurance Company; and Director (2000-Present) of Surety Life Insurance Company.

STEVIN E. SHEBIK, Vice President and Director (2001)*

Lincoln Benefit Life Company, Director 2001-present; Surety Life Insurance Company, Director 2001-present; Allstate Assignment Company, Director 2001-present; Allstate Life Insurance Company, Director 2001-present, Senior Vice President 2001-present; Allstate Life Insurance Company of New York, Director 2001-present, Vice President 2001-present; Allstate Settlement Corporation, Director 2001-present; American Heritage Life Insurance Company, Director 2001-present; Charter National Life Insurance Company, Director 2001-present; Columbia Universal Life Insurance Company, Director 2001-present, Vice President and Chief Financial Officer 2001-present; Glenbrook Life and Annuity Company, Director 2001-present, Vice President 2001-present; Intramerica Life Insurance Company, Director 2001-present, Vice President 2001-present; Northbrook Life Insurance Company, Director 2001-present, Vice President 2001-present; Allstate Assurance Company, Director 2001-present, Senior Vice President 2001-present. . ALFS, Inc., Assistant Treasurer 1996-1997; Allstate County Mutual Insurance Company, Assistant Treasurer 1996-1997; Allstate Enterprises, Inc., Assistant Treasurer 1996-1997; Allstate Fire and Casualty Insurance Company, Assistant Treasurer 1996-1997; Allstate Floridian Indemnity Company, Assistant Treasurer 1997-1998; Allstate Insurance Company, Assistant Vice President 1995-1998, Vice President 1999-2001; Allstate International, Inc., Assistant Treasurer 1996-1997; Allstate Investment Management Company, Assistant Treasurer 1996-1997; Allstate Motor Club, Inc., Assistant Treasurer 1996-1997; Allstate Property and Casualty Insurance Company, Assistant Treasurer 1996-1997; Deerbrook Insurance Company, Assistant Treasurer 1996-1997; Direct Marketing Center Inc., Assistant Treasurer 1996-1997; Roadway Protection Auto Club, Inc., Assistant Treasurer 1996-1997; Tech-Cor, Inc., Assistant Treasurer 1996-1997; The Allstate Corporation, Assistant Treasurer 1996-1997; The Allstate Foundation, Assistant Treasurer 1996-1997; The Northbrook Corporation, Assistant Treasurer 1996-1997.

*Date elected/appointed to current office.



LEGAL PROCEEDINGS
From time to time the Company is involved in pending or threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges.

EXPERTS
The financial statements of Northbrook as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and related financial statement schedule, included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon
their authority as experts in accounting and auditing.   The principal business
address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601. The financial statements of the Variable Account as of December 31, 2001, and for each of the periods in the three years then ended included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in the Company's registration statement including the hypothetical Policy illustrations, have been examined by Dean Way, Actuary of the Company and are included in reliance upon his opinion as to their reasonableness.


FINANCIAL INFORMATION
The financial statements of the Variable Account as of December 31, 2001 and each of for the periods in the three years then ended, the financial statements of Northbrook as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31,

2001 and related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Northbrook included herein should be considered only as bearing upon the ability of Northbrook to meet its obligations under the Contracts.


                                       28